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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event Reported) October 11, 2000




                              COLUMBIA ENERGY GROUP
             (Exact name of registrant as specified in its charter)


          Delaware                      1-1098                  13--1594808
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                13880 Dulles Corner Lane, Herndon, VA 20171-4600
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 561-6000
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Item 5.           Other Events

                  Information contained in a News Release dated October 11, 2000 is incorporated herein by reference.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Columbia Energy Group
                                  (Registrant)




                              By /s/ M. W. O'Donnell
                                     M. W. O'Donnell
                                 Senior Vice President & Chief Financial Officer



Date: October 12, 2000